UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2006

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway
San Rafael, California 94903
(Address of principal executive offices, including zip code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          On May 18, 2006, Autodesk, Inc. issued a press release reporting its results for the three months ended April 30, 2006.  The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated as of May 18, 2006, entitled “Autodesk Reports Record Revenues of $436 Million; Raises Guidance for Fiscal 2007.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

	By:	/s/ Andrew D. Miller

Andrew D. Miller
Vice President, Chief Accounting Officer and
Corporate Controller
(Principal Accounting Officer and Duly Authorized Officer)

Date: May 18, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated as of May 18, 2006, entitled “Autodesk Reports Record Revenues of $436 Million; Raises Guidance for Fiscal 2007.”